Net Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss Per Share
Basic net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock of the Company outstanding during the period. Diluted net loss per share is computed by giving effect to all potential shares of common stock of the Company, including outstanding stock options, warrants, and contingently redeemable preferred stock, to the extent dilutive.
The following table presents the calculation of basic and diluted net loss per share for the Company’s common stock (in thousands, except shares and per share amounts):

	Year Ended December 31,
	2022	2021
Numerator:
Net loss for basic and diluted earnings per common share	$(76,356)	$(46,689)
Unpaid cumulative dividends on preferred stock	(38,672)	(36,758)
Net loss allocated to common shareholders	$(115,028)	$(83,447)
Denominator:
Weighted-average shares used in calculating net loss per share, basic and diluted	2,126,346	1,959,165
Net loss per common share, basic and diluted(1)	$(54.10)	$(42.59)
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(1)In periods in which the Company reports a net loss, all stock-based compensation awards are excluded from the calculation of diluted weighted average shares outstanding because of their anti-dilutive effect on earnings (loss) per share.
As of December 31, 2022 and 2021, potential shares of common stock not included in the computation of loss per share because their effect would be antidilutive include the following:

	Year Ended December 31,
	2022	2021
Redeemable convertible preferred stock (if converted)	29,521,810	29,521,810
Options	3,354,591	3,848,420
RSAs	579,660	579,660
Warrants	225,223	225,223
Total	33,681,284	34,175,113
Under the organizational documents of the Company, the preferred shares and undeclared dividends are convertible by the holder at any time at their option. In addition, the preferred shares will automatically convert into common shares upon either (i) the determination of the holders of certain requisite preferred shares of the Company (which determination will be submitted for approval by such stockholders in connection with the Business Combination described in Note 1, Description of the Business), or (ii) a firmly underwritten initial public offering of the Company’s shares that satisfies certain requirements (but not, for the avoidance of doubt, upon a business combination with a special purpose acquisition company, such as the Business Combination, unless such conversion is otherwise effected pursuant to clause (i) above). Such conversion would be at a 1:1 ratio, adjusted for certain corporate events. Upon conversion of the preferred shares, the cumulative accrued, declared and unpaid dividends will become payable. The total amount of cumulative accrued, undeclared and unpaid dividend is approximately $237 million. The additional 29,521,810 of potential shares of common stock resulting from any such conversion are not included in the computation of diluted net loss per share in the years ended December 31, 2022 and 2021, respectively, because doing so would be anti-dilutive.
In connection with the AM SAFE and Brookfield SAFE, see Note 7 - Fair Value, the Company could issue additional potential shares of common stock upon closing of the Business Combination. Further, under the AM SAFE warrant, additional potential shares of common stock could be issued upon closing of the Business
Combination and exercise of the warrant. These potential shares of common stock have not been issued as of December 31, 2022. The per share issuance price for the AM SAFE and AM SAFE warrant upon closing of the Business Combination is 100% of the liquidity price. If another qualified liquidity event occurs instead, the issuance price is 90% of the liquidity price. The per share issuance price for the Brookfield SAFE upon closing of the Business Combination or any other qualified liquidity event is the liquidity price as defined in the Brookfield SAFE agreement.